UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1899

DREYFUS GROWTH OPPORTUNITY FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	2/28

Date of reporting period:	2/28/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Growth Opportunity Fund, Inc.

ANNUAL REPORT February 28, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Growth Opportunity Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth Opportunity Fund, Inc., covering the 12-month period from March 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall's Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve's credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed by small-cap stocks.As a result, a number of the market's well-known, multinational "blue chip" stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio managers.You may also visit www.dreyfus.com for information about the fund.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation March 15, 2006

DISCUSSION OF FUND PERFORMANCE

David H. Cameron, Elizabeth Slover and Barry Mills, Portfolio Managers

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark?

For the 12-month period ended February 28, 2006, the fund produced a total return of 10.58% .1 In comparison, the fund's benchmark, the Russell 1000 Growth Index, produced a total return of 9.47% during the same period.2

High oil prices and rising short-term interest rates held back equity returns through much of the reporting period, but sustained economic growth and better-than-expected corporate earnings eventually lifted stock prices.The fund's return was higher than its benchmark's, primarily due to the success of our stock selection strategy in the transportation, consumer discretionary and information technology sectors.

What is the fund's investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund invests at least 80% of its assets in stocks issued primarily by U.S. companies.The fund also may invest up to 25% of its assets in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including, to a limited degree, those issued in initial public offerings.

The fund employs both a "bottom-up" approach and "top-down" approach to investing. When using a "top-down" approach, the fund may overweight or underweight certain market sectors based on an analysis of trends affecting those sectors and other factors. Using fundamental analysis, the fund then seeks companies within those market sectors that management believes have strong industry positions.

When using a "bottom-up" approach, the fund focuses primarily on companies with strong positions in their industries and a catalyst that

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

can trigger a price increase, such as accelerating earnings growth, a corporate restructuring or change in management.The portfolio managers seek to create a growth portfolio with stocks selected based on growth, in this case the sustainability or growth of earnings or cash flow; and financial profile, which measures the financial health of the company.

What other factors influenced the fund's performance?

Early in the reporting period, investor sentiment suffered as soaring energy prices and rising interest rates took their toll.While oil prices reached a record high in the wake of Hurricane Katrina and the Federal Reserve Board raised short-term interest rates at each of eight meetings during the reporting period, strong corporate earnings growth and encouraging employment and housing statistics later offset investors' concerns. As a result, stock prices began to rally during the fourth quarter of 2005.

With especially strong results among airlines and railroads, our stock selection strategy helped make the transportation sector the reporting period's most significant contributor to the fund's relative performance. Within the airline industry, AMR Corp, parent of American Airlines, and AirTran Holdings took advantage of reduced capacity by major competitors to secure firmer holds on certain markets. American Airlines achieved greater pricing power, while AirTran achieved higher revenues from east coast routes. Among railroads, Norfolk Southern exhibited competent capital management in an improved business environment that saw higher traffic volume, better pricing and market share gains from trucking competitors.

The consumer discretionary sector also contributed strongly to the fund's relative performance.Among consumer discretionary companies, internet search giant Google was a top performer due to ongoing success in selling online advertising. In the retail industry, higher-end retailers serving customers less affected by higher energy prices were positive contributors to performance. For example, women's apparel retailer Chico's FAS demonstrated strong same-store sales growth at its flagship chain and other branded stores. In the consumer staples sector, dairy products producer Dean Foods rebounded when milk prices declined.

Among information technology companies, Apple Computer was a top performer. Apple benefited from strong sales of iPod and accessories. The fund also benefited from its relatively light exposure to chipmaker Intel, which struggled with inventory and demand issues.

More disappointing was the fund's relative performance in the energy sector.While high energy prices continued to support stock prices, the fund's relatively conservative approach to the sector hindered its returns. In this regard, many high beta stocks, often including those of companies perceived to be of lower quality, were among the best performers in the sector. Not owning some of these names hurt performance

What is the fund's current strategy?

As of the end of the reporting period, the fund's sector allocations were roughly in line with those of the Russell 1000 Growth Index, and we have continued to employ our strategy of attempting to find growth opportunities in each of the benchmark's market sectors. We recently have identified a number of attractive areas, including companies that provide services to small businesses and video game makers poised to benefit from a new product cycle. We have increased our emphasis on multinational consumer staples companies that, in our view, can withstand pricing pressures and build new markets in growing regions, such as China. We have been less enthusiastic about some financial services and defense companies that recently have performed well, but may face an uphill battle for growth.

March 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 2/28/06
	1 Year	5 Years	10 Years

Fund	10.58%	0.97%	4.55%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Growth Opportunity Fund, Inc. on 2/29/96 to a $10,000 investment made in the Russell 1000 Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account all applicable fees and expenses.The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.The index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth Opportunity Fund, Inc. from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 5.23
Ending value (after expenses)	$1,069.70

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 5.11
Ending value (after expenses)	$1,019.74

† Expenses are equal to the fund's annualized expense ratio of 1.02%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS February 28, 2006
Common Stocks—98.9%	Shares	Value ($)

Aerospace & Military Technology—.7%
Empresa Brasileira de Aeronautica, ADR	37,500	1,490,625
Basic Industries—1.5%
Marriott International, Cl. A	16,200	1,108,080
Praxair	23,500	1,268,530
Todco, Cl. A	28,600	958,672
		3,335,282
Capital Goods—10.9%
Caterpillar	55,400	4,048,632
Corning	90,800 [a]	2,216,428
Danaher	21,000	1,272,180
Emerson Electric	26,800	2,192,508
General Electric	311,800	10,248,866
Thermo Electron	36,500 [a]	1,263,630
Tyco International	26,000	670,540
United Technologies	46,000	2,691,000
		24,603,784
Consumer Durables—1.1%
American Standard Cos.	13,000	514,540
Coach	54,100 [a]	1,932,452
		2,446,992
Consumer Non-Durables—12.1%
Altria Group	54,200	3,896,980
Cadbury Schweppes, ADR	46,000	1,882,320
Chico's FAS	24,240 [a]	1,140,492
Colgate-Palmolive	42,000	2,288,160
Dean Foods	41,500 [a]	1,555,005
PepsiCo	77,700	4,592,847
Polo Ralph Lauren	32,400	1,877,904
Procter & Gamble	137,050	8,213,407
Urban Outfitters	60,600 [a]	1,702,860
		27,149,975
Consumer Services—11.9%
Advance Auto Parts	62,450	2,582,307
Brinker International	30,500	1,270,325
CVS	87,600	2,481,708
Hilton Hotels	49,000	1,185,800

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Home Depot	85,000	3,582,750
JC Penney	37,510	2,199,586
McDonald's	35,000	1,221,850
Omnicom Group	13,800	1,101,516
Staples	76,400	1,874,856
Station Casinos	16,400	1,122,580
Target	56,800	3,089,920
Time Warner	77,300	1,338,063
Viacom, Cl. B	60,450 [a]	2,415,582
Walt Disney	50,000	1,399,500
		26,866,343
Energy—3.0%
Grant Prideco	33,000 [a]	1,335,510
Halliburton	19,900	1,353,200
Marathon Oil	24,800	1,750,880
National Oilwell Varco	20,000 [a]	1,217,600
XTO Energy	25,900	1,084,951
		6,742,141
Financial Services—8.3%
AON	36,700	1,453,687
Capital One Financial	22,300	1,953,480
CapitalSource	91,023	2,240,076
Countrywide Financial	32,000	1,103,360
E*Trade Financial	77,300 [a]	1,977,334
JPMorgan Chase & Co.	48,200	1,982,948
Merrill Lynch & Co.	28,400	2,192,764
PNC Financial Services Group	15,900	1,118,565
Prudential Financial	16,800	1,294,272
UnumProvident	56,000	1,158,640
Wachovia	37,300	2,091,411
		18,566,537
Health Care—20.2%
Abbott Laboratories	84,700	3,742,046
Advanced Medical Optics	26,000 [a]	1,156,480
Advanced Micro Devices	33,400 [a]	1,291,578
Alcon	9,500	1,094,020

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
AmerisourceBergen	39,200	1,802,808
Amgen	52,800 [a]	3,985,872
Caremark Rx	45,200 [a]	2,248,700
Cytyc	37,800 [a]	1,089,774
DaVita	20,200 [a]	1,179,478
Fisher Scientific International	19,600 [a]	1,335,936
Genentech	32,000 [a]	2,742,080
Genzyme	21,000 [a]	1,456,140
Johnson & Johnson	58,800	3,389,820
Medtronic	62,700	3,382,665
Novartis, ADR	40,000 [b]	2,130,000
Quest Diagnostics	23,700	1,253,019
Schering-Plough	110,600	2,046,100
Stryker	23,700	1,095,414
UnitedHealth Group	52,700	3,068,721
WellPoint	29,300 [a]	2,249,947
Wyeth	39,000	1,942,200
Zimmer Holdings	23,400 [a]	1,618,812
		45,301,610
Producer Goods—3.0%
3M	32,600	2,399,034
BHP Billiton, ADR	26,200	945,558
Freeport-McMoRan Copper & Gold, Cl. B	22,500	1,139,175
PAN American Silver	50,800 [a]	1,125,220
Rio Tinto, ADR	5,500	1,037,520
		6,646,507
Technology—24.3%
Adobe Systems	76,600 [a]	2,958,292
Analog Devices	44,000	1,678,160
Apple Computer	54,600 [a]	3,742,284
Cisco Systems	330,700 [a]	6,693,368

10

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Citrix Systems	55,300 [a]	1,789,508
Cognizant Technology Solutions, Cl. A	27,000 [a]	1,555,470
eBay	42,000 [a]	1,682,520
Electronic Arts	31,200 [a]	1,621,464
EMC/Massachusetts	165,500 [a]	2,320,310
Google, Cl. A	8,200 [a]	2,973,484
International Business Machines	54,500	4,373,080
Kla-Tencor	23,500	1,227,405
Microchip Technology	73,800	2,597,760
Microsoft	373,900	10,057,910
National Semiconductor	66,000	1,851,300
Qualcomm	105,600	4,985,376
Yahoo!	74,000 [a]	2,372,440
		54,480,131
Transportation—1.9%
Airtran Holdings	95,500 [a]	1,697,990
Norfolk Southern	52,600	2,692,068
		4,390,058
Total Common Stocks
(cost $193,002,852)		222,019,985

	Principal
Short-Term Investments—.7%	Amount ($)	Value ($)

U.S. Treasury Bills:
3.77%, 3/2/2006	65,000	64,992
4.15%, 3/9/2006	345,000	344,672
4.41%, 3/16/2006	149,000	148,731
4.19%, 3/23/2006	643,000	641,296
4.16%, 3/30/2006	406,000	404,591
Total Short-Term Investments
(cost $1,604,396)		1,604,282

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $2,280,000)	2,280,000 [c]	2,280,000

Total Investments (cost $196,887,248)	100.6%	225,904,267
Liabilities, Less Cash and Receivables	(.6%)	(1,390,163)
Net Assets	100.0%	224,514,104

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All of this security is on loan. At February 28, 2006, the total market value of the fund's securities on loan is
$2,130,000 and the total market value of the collateral held by the fund is $2,280,000.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Technology	24.3	Financial Services	8.3
Health Care	20.2	Energy	3.0
Consumer Non-Durables	12.1	Producer Goods	3.0
Consumer Services	11.9	Other	6.9
Capital Goods	10.9		100.6

† Based on net assets. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES February 28, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities
on loan, valued at $2,130,000)—Note 1(c):
Unaffiliated issuers	194,607,248	223,624,267
Affiliated issuers	2,280,000	2,280,000
Cash		10,292
Receivable for investment securities sold		6,587,641
Interest receivable		328,376
Receivable for shares of Common Stock subscribed		5,039
Prepaid expenses		31,573
		232,867,188

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		187,094
Liability for securities on loan—Note 1(c)		2,280,000
Payable for investment securities purchased		5,464,326
Payable for shares of Common Stock redeemed		366,484
Accrued expenses		55,180
		8,353,084

Net Assets ($)		224,514,104

Composition of Net Assets ($):
Paid-in capital		195,013,167
Accumulated undistributed investment income—net		430,423
Accumulated net realized gain (loss) on investments		53,495
Accumulated net unrealized appreciation
(depreciation) on investments		29,017,019

Net Assets ($)		224,514,104

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		25,235,519
Net Asset Value, offering and redemption price per share ($)		8.90

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended February 28, 2006
Investment Income ($):
Income:
Cash dividends (net of $24,715 foreign taxes withheld at source)	2,606,640
Interest	119,127
Income from securities lending	6,107
Total Income	2,731,874
Expenses:
Management fee—Note 3(a)	1,683,393
Shareholder servicing costs—Note 3(b)	461,907
Professional fees	66,182
Prospectus and shareholders' reports	24,524
Registration fees	22,470
Custodian fees—Note 3(b)	20,527
Directors' fees and expenses—Note 3(c)	14,918
Miscellaneous	2,374
Total Expenses	2,296,295
Investment Income—Net	435,579

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	23,982,155
Net unrealized appreciation (depreciation) on investments	(1,979,813)
Net Realized and Unrealized Gain (Loss) on Investments	22,002,342
Net Increase in Net Assets Resulting from Operations	22,437,921

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28,

	2006	2005

Operations ($):
Investment income—net	435,579	1,537,881
Net realized gain (loss) on investments	23,982,155	22,346,326
Net unrealized appreciation
(depreciation) on investments	(1,979,813)	(21,633,152)
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,437,921	2,251,055

Dividends to Shareholders from ($):
Investment income—net	(589,478)	(1,786,401)

Capital Stock Transactions ($):
Net proceeds from shares sold	11,207,973	9,849,477
Dividends reinvested	562,501	1,704,603
Cost of shares redeemed	(35,932,018)	(36,013,219)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(24,161,544)	(24,459,139)
Total Increase (Decrease) in Net Assets	(2,313,101)	(23,994,485)

Net Assets ($):
Beginning of Period	226,827,205	250,821,690
End of Period	224,514,104	226,827,205
Undistributed investment income—net	430,423	584,322

Capital Share Transactions (Shares):
Shares sold	1,341,257	1,246,392
Shares issued for dividends reinvested	71,203	211,322
Shares redeemed	(4,276,577)	(4,546,716)
Net Increase (Decrease) in Shares Outstanding	(2,864,117)	(3,089,002)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Fiscal Year Ended February,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	8.07	8.04	5.99	7.76	8.66
Investment Operations:
Investment income—net [a]	.02	.05	.04	.02	.02
Net realized and unrealized
gain (loss) on investments	.83	.04	2.04	(1.77)	(.89)
Total from Investment Operations	.85	.09	2.08	(1.75)	(.87)
Distributions:
Dividends from investment
income—net	(.02)	(.06)	(.03)	(.02)	(.01)
Dividends from net realized
gain on investments	—	—	—	—	(.02)
Total Distributions	(.02)	(.06)	(.03)	(.02)	(.03)
Net asset value, end of period	8.90	8.07	8.04	5.99	7.76

Total Return (%)	10.58	1.12	34.81	(22.62)	(10.02)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.02	1.04	1.03	1.06	1.05
Ratio of net investment income
to average net assets	.19	.66	.50	.32	.28
Portfolio Turnover Rate	85.41	103.82	78.29	72.32	103.06

Net Assets, end of period ($ x 1,000)	224,514	226,827	250,822	200,232	290,179

[a] Based on average shares outstanding at each month end. See notes to financial statements.
16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth Opportunity Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At February 28, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $430,423, undistributed capital gains $2,634,301 and unrealized appreciation $26,436,213.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2006 and February 28, 2005 were as follows: ordinary income $589,478 and $1,786,401, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended February 28, 2006, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2006, the fund was charged $280,964 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $133,977 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $20,527 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $3,734 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $140,724,shareholder services plan fees $20,000, custody fees $3,772, chief compliance officer fees $1,592 and transfer agency per account fees $21,006.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $188,022,440 and $214,168,088, respectively.

At February 28, 2006, the cost of investments for federal income tax purposes was $199,468,054; accordingly, accumulated net unrealized appreciation on investments was $26,436,213, consisting of $30,762,878 gross unrealized appreciation and $4,326,665 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Growth Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statement of investments, as of February 28, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of February 28, 2006 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc., at February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York April 3, 2006

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended February 28, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $589,478 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Service Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as provides certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 184
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 55
———————
James F. Henry (75)
Board Member (1971)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 21

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Paul A. Marks (79)
Board Member (1979)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures, Adviser
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 21
———————
Dr. Martin Peretz (66)
Board Member (1971)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 21
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member Rosalind Gersten Jacobs, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

For More Information

Dreyfus	Transfer Agent &
Growth Opportunity Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0018AR0206

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,382 in 2005 and $26,589 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2005 and $5,122 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,084 in 2005 and $4,330 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $498 in 2005 and $483 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $719,572 in 2005 and $777,420 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GROWTH OPPORTUNITY FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	April 28, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 28, 2006

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)